MERCER FUNDS

SUPPLEMENT TO

THE PROSPECTUS DATED JULY 31, 2020, AS SUPPLEMENTED AUGUST 3, 2020, AUGUST 20, 2020 AND OCTOBER 14, 2020 AND NOVEMBER 13, 2020, MARCH 1, 2021, AND MARCH 15, 2021

The date of this Supplement is April 30, 2021.

The following changes are made in the Prospectus of the Mercer Funds (“Prospectus):

The Board of Trustees of the Mercer Funds have approved the appointment of Ninety One North America, Inc. (“Ninety One”) as a subadvisor to the Mercer Global Low Volatility Equity Fund (the “Fund”). Upon the effectiveness of such subadvisor change, the Prospectus is amended as described below.

1.                  The following information relating to Ninety One. as subadvisor to the Fund, is hereby added under the section titled “Fund Management - Subadvisors and Portfolio Managers” on page 35 of the Prospectus:

Ninety One North America, Inc. (“Ninety One”)

•	Clyde Rossouw, Portfolio Manager and Co-Head of Quality, joined Ninety One in 1999. Mr. Rossouw began managing Ninety One’s allocated portion of the Fund’s portfolio in April 2021.

3.       In the section titled “The Subadvisors,” beginning on page 69 of the Prospectus the following paragraphs relating to Ninety One, as subadvisor to the Mercer Global Low Volatility Equity Fund, are hereby added:

Ninety One North America, Inc., with a principal office located at 65 East 55th Street, 30th floor, New York, NY 10022 serves as a Subadvisor to the Fund. Ninety One is registered as an investment adviser under the Advisers Act. Ninety One is an indirect, wholly-owned subsidiary of Ninety One plc. The Ninety One Group is dual-listed, comprising Ninety One plc, a public limited company incorporated in England and Wales and Ninety One Limited, a public company incorporated in the Republic of South Africa. Ninety One is listed on the London and Johannesburg Stock Exchanges.

The allocated portion of the Fund’s portfolio managed by Ninety One is managed on a team basis. The portfolio manager who is responsible for the day-to-day management of Ninety One allocated portion of the Fund’s portfolio is Clyde Rossouw.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

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Securities Selection

In managing its allocated portion of the Fund’s portfolio, Ninety One’s Quality Team believes that “quality” means investing in companies that compound shareholder value over the long term. The focus is on sustainable businesses that are thought to invest intelligently in their own futures, which is believed to strengthen their market positions and forge hard-to-replicate competitive advantages. These competitive advantages are typically intangible assets such as brands, copyrights, patents, licenses or distribution networks. This strategy seeks highly cash-generative businesses with low capital requirements and low sensitivity to economic and market cycles and is unconstrained by sector, geography and market capitalization.

The three predominant ways in which the team has been generating ideas since 2007 are:

1.	Universe creation and monthly screening: The companies in the universe are ranked by four metrics: return on capital; profit growth; free cash-flow conversion; and valuation. Those companies that rank highest are considered as potential ideas for further fundamental research.
2.	Internal research: Leveraging the extensive library of company research;
3.	External sources: Where appropriate, external sources are used as additional sources of ideas and to challenge the assumptions and strengthen research conclusions.

Over time, the majority of ideas have historically come from internal research sources.

This proprietary approach to “quality” focuses on what Ninety One believes are attractively valued companies with enduring competitive advantages, disciplined capital allocation and focus on sustainability, to deliver persistently high or improving cash flows and returns on invested capital. A company's business model, financial model and capital allocation should be aligned with the long-term interests of shareholders and other key stakeholders. Ninety One focuses on fundamental research to identify companies believed to have rare and exceptional characteristics that can compound shareholder value over the long term. Sustainability factors are integral in the fundamental research process, including active ownership and engagement, with additional support from Ninety One’s dedicated global ESG team. Ninety One believes these exceptional qualities have enabled companies to deliver sustainably high returns on capital, and compound cash flows over the long term.

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MERCER FUNDS

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2020, AS SUPPLEMENTED AUGUST 3, 2020 AND AUGUST 20, 2020, NOVEMBER 13, 2020, MARCH 1, 2021, AND MARCH 15, 2021

The date of this Supplement is April 30, 2021.

The following changes are made in the Statement of Additional Information of the Mercer Funds (the “SAI”):

The Board of Trustees of the Mercer Funds have approved the appointment of Ninety One North America, Inc. (“Ninety One”) as a subadvisor to the Mercer Global Low Volatility Equity Fund (the “Fund”). Upon the effectiveness of the subadvisor change, the SAI is amended as described below.

1.       In the section titled Subadvisors, Sub-Subadvisors and Portfolio Managers beginning on page 41 of the SAI, the following information is added relating to Ninety One, subadvisor to the Fund:

Ninety One North America, Inc. (“Ninety One”), with a principal office located at 65 East 55th Street, 30th floor, New York, NY 10022 serves as a Subadvisor to the Fund. Ninety One is registered as an investment adviser under the Advisers Act. Ninety One is a wholly-owned indirect subsidiary of Ninety One plc. The Ninety One Group is dual-listed, comprising Ninety One plc, a public limited company incorporated in England and Wales and Ninety One Limited, a public company incorporated in the Republic of South Africa. Ninety One is listed on the London and Johannesburg Stock Exchanges.

3.       In Appendix B of the SAI, titled “Proxy Voting Policies” the following summary of the Proxy Voting Process for Ninety One is hereby added:

Ninety One North America, Inc.

Proxy Voting Process

Ninety One recognizes that local best practice codes may differ: although our proxy voting guidelines apply globally, we recognize regional differences. In markets where the codes are still evolving and not yet fully aligned with global best practice, we take this into account. In these markets, we aim to engage actively with policy makers, regulators and stock exchanges, together with other global and local investors, to address the more critical potential shortcomings. Furthermore, we consider the size and maturity of each individual business, and if deemed appropriate, we may take a more pragmatic approach while remaining actively engaged. The overall proxy voting guidelines rest within our broader stewardship policy framework. They focus on the following five principles whereby Ninety One:

1. Will disclose how it discharges its stewardship duties through publicly available policies and reporting.

2. Will address the internal governance of effective stewardship, including conflicts of interest and potential obstacles.

3. Will support a long-term investment perspective by integrating, engaging, escalating and monitoring material Environmental, Social and Governance (ESG) issues.

4. Will exercise its ownership rights responsibly, including engagement and voting rights.

5. Is, where appropriate, willing to act alongside other investors.

The voting guidelines in this document apply across all our holdings as allowed by legal arrangements. Some clients may have their own policy which differs from that of Ninety One. In this situation, clients are expected to opt out of Ninety One’s stewardship policy, so that an alternative system can be put in place that accommodates the client’s own guidelines.

We believe that effective shareholder rights are the cornerstone of ownership rights. To be effective, we believe the following are key:

One vote for one share. There should be one vote for one share, since this aligns shareholders’ voting rights with their economic exposure. As such, we defend the equitable treatment of all shareholders, especially minority shareholders. Where different share classes exist, one class should not have superior voting rights with respect to matters that affect the capital of other share classes.

Timely provision of information. A company’s board must ensure the timely release of all material information pertaining to voting issues. While different jurisdictions may vary in terms of record dates and timeframes, we believe that the relevant cut-off dates should allow sufficient time for all shareholders to consider the decision at hand. Critically, the timeframe should allow us to communicate with clients when necessary and carry out engagements where appropriate. Thus, we will actively oppose any resolutions clearly intended to acquire shareholder consent by default through not allowing adequate time for shareholders to consider matters.

Easy access to voting. We support voting by way of a poll and believe that votes which ask for a ‘show of hands’ disenfranchise proxy shareholders and those not present at the meeting. We view this as an abrogation of shareholders’ rights. We support the introduction of electronic voting in all markets and the removal of paper and fax-based voting. Moreover, where appropriate we will support the introduction of real-time shareholder meetings, where questions can be publicly raised through web-based links, so long as these arrangements do not remove the opportunity for shareholders to attend in person.

Clear record taking. We believe that all issues raised at shareholder meetings should be clearly recorded in detailed minutes and placed on public record. This includes the prompt online disclosure of vote outcomes, as a percentage of votes cast, and on a per-resolution basis.

Note that Ninety One does not outsource the voting decision to any third party, as we carry out the decision and execution of the vote in house. We use an external proxy research service provider to produce tailored reports. These reports include vote recommendations (not instructions) that arise from applying Ninety One’s voting guidelines. The vote decision is then reached by the relevant investment teams in accordance with the investment philosophy, supported by the ESG team. Although highly unusual, investment teams may occasionally vote differently from one another based on their unique strategies. The votes are subsequently instructed electronically via the proxy research service provider’s voting platform.

4.       The following information relating to Ninety One is added to Appendix C of the SAI, titled “Additional Information About the Funds’ Portfolio Managers,” under the subheading titled “Mercer Global Low Volatility Equity Fund” beginning on page C-33.

Ninety One North America, Inc. (“Ninety One”)

The allocated portion of the Fund’s portfolio managed by Ninety One is managed on a team basis. The portfolio manager who is primarily responsible for the day-to-day management of Ninety One’s allocated portion of the Fund’s portfolio is Clyde Rossouw.

Compensation.

The remuneration structure for investment professionals typically consists of:

•	Fixed pay and pension contributions (where applicable);
•	Discretionary variable compensation (which may comprise both cash and deferred elements); and
•	Other local employee benefits.

Fixed remuneration is reviewed annually and is designed to reflect the relative skills and experience of, and contribution made, by each employee. We always seek to recruit the best investment professionals available and remunerate them accordingly.

The primary determinant of the variable compensation pool available for distribution is Ninety One’s own annual profit. Given Ninety One business is oriented towards meeting the long-term objectives of Ninety One clients, there are not significant fluctuations in profit levels (and therefore bonus pools) year on year. All investment professionals are currently eligible to be considered for a cash bonus payment under the scheme. Any payments made under the scheme are at the discretion of Ninety One and based on a number of qualitative and quantitative factors including multi-year performance and non-financial metrics such as compliance and risk awareness.

Participation in the deferred bonus scheme is determined on an annual basis at our discretion based on the roles of individual employees. The purpose of the deferred bonus scheme is to retain key employees, provide better alignment of the interests with both clients and Ninety One, and to manage potential, currently unknown, future risks.

The deferred bonus awards are made in the form of a combination of investments into:

•	Investment funds managed by Ninety One, with specific allocations (normally 50%) for portfolio managers and analysts into the funds for which they are responsible; and
•	Listed shares in Ninety One (normally allocations of at least 25%).

The deferral period is just over 3 years and awards are only paid out under specific conditions. Employees forfeit their allocations if they resign or their employment terminates prior to the vesting date unless discretion is otherwise exercised by Ninety One. Any sums deferred would be subject to forfeiture in the event of serious compliance or risk breach, or termination for gross misconduct prior to the end of the deferral period.

Ownership of Fund Shares. As of December 31, 2020, Mr. Rossouw did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers*

In addition to the Fund, Mr. Rossouw manages

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (millions)	Number of Accounts	Assets
Registered Investment Companies*	1	$119	0	$0
Other Pooled Investment Vehicles*	7	$13,182	1	$3,718
Other Accounts*	37	$7,193	5	$92

*As of December 31, 2020. The portfolio managed by Ninety One is managed on a team basis.

Potential Conflicts of Interest

Ninety One performs investment management and investment advisory services for various clients, including the Fund, many of whom may have differing investment objectives, guidelines, and restrictions. As a result, Ninety One may give advice and take action in the performance of its duties for the Fund that may differ from the advice given, or the timing or nature of action taken, with respect to other clients.

It is also possible that in the course of business, investments for the Fund will overlap with investments for other clients of Ninety One and create a possible conflict of interest in connection with an investment opportunity that may be suitable for multiple accounts, but not available in sufficient quantities for the Fund to participate fully. Because Ninety One provides services to a number of different clients, potential conflicts of interest may also arise related to the amount of time an individual devotes to managing the Fund. Ninety One may also have an incentive to favor some accounts in the allocation of investment opportunities or otherwise treat preferentially those accounts that pay Ninety One a performance-related fee, or a higher fee level or greater fees overall.

To address such conflicts, Ninety One has established a variety of policies and procedures whose goals are to facilitate the fair allocation of investment opportunities. At all times, Ninety One seeks to treat all of its clients in a fair and equitable manner and will act in a manner that Ninety One believes to be in the best interests of clients. Ninety One seeks to ensure that potential or actual conflicts of interest are appropriately resolved, taking into consideration the overriding best interests of its clients.

Mr. Rossouw manages multiple accounts for Ninety One, including the Fund.  In addition, Mr. Rossouw serves as portfolio manager of certain private investment funds and client accounts that are managed by affiliates of Ninety One.  As such, Mr. Rossouw will not devote his full business time to the Fund, but will devote such time as he, in his sole discretion, deems necessary to carry out his role effectively. Mr. Rossouw will make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that he believes is applicable to such accounts.

Mr. Rossouw may on occasion give advice or take action with respect to certain accounts that differs from the advice given or action taken with respect to the Fund (especially where the investment policies differ).  Thus, it is possible that the transactions and portfolio strategies Mr. Rossouw may use for various accounts may conflict and affect the prices and availability of the securities and other financial instruments in which the Fund invests.  In circumstances where conflicts occur, Ninety One seeks to implement policies to minimize such conflicts and ensure that decisions are made that are fair and equitable to all the accounts involved, in light of the circumstances prevailing at the time and its applicable fiduciary duties.

Potential conflicts of interest may also arise in connection with the knowledge by an employee of either Ninety One and/or an affiliate of Ninety One about the timing of transactions, investment opportunities, broker selection, portfolio holdings and investments. Such employees who have access to the size and timing of transactions may have information concerning the market impact of transactions. Such employees may be in a position to use this information to their possible advantage or to the possible detriment of a client. Ninety One manages these potential conflicts involving employee personal trades by requiring that any personal trade be made in compliance with the Ninety One’s code of ethics.